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                                        EXHIBIT 23.1



             CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
January 18, 1996, appearing on page 88 of Great Western
Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1995.



/s/ Price Waterhouse LLP


Los Angeles, California
September 23, 1996